REGISTRATION RIGHTS AGREEMENT REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 9, 2023, by and among Lifecore Biomedical, Inc. (f/k/a Landec Corporation), a Delaware corporation with its principal executive offices located at 3515 Lyman Boulevard, Chaska, Minnesota 55318 (the “Company”), and the investors (each, a “Buyer” and collectively, the “Buyers”) listed on the Schedule of Buyers attached as Annex A hereto (the “Schedule of Buyers”). WHEREAS: A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer on the Closing Date (as defined in the Securities Purchase Agreement), shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), which will, among other things, be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the shares of Common Stock issuable pursuant to the terms of the Certificate of Designations (as defined below), including, without limitation, upon conversion of the Preferred Shares and the PIK Shares (as defined in the Securities Purchase Agreement), collectively, the “Conversion Shares”) in accordance with the terms and conditions of the Certificate of Designations of the Preferred Shares (the “Certificate of Designations”). B. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows: 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings: (a) “Additional Effective Date” means the date that an Additional Registration Statement is declared effective by the SEC. (b) “Additional Effectiveness Deadline” means the date which is the earlier of (i) ninety (90) calendar days after the earlier of the applicable Additional Filing Date and the applicable Additional Filing Deadline and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the applicable Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if such Additional Effectiveness Deadline falls on a Saturday, Sunday or

2 other day that the SEC is closed for business, such Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business. (c) “Additional Filing Date” means the date on which an Additional Registration Statement is filed with the SEC. (d) “Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date forty-five (45) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Initial Effective Date or the most recent Additional Effective Date, as applicable. (e) “Additional Registrable Securities” means (i) any Cutback Shares not previously included in the Initial Registration Statement or any Additional Registration Statement and (ii) any shares of Common Stock of the Company issued or issuable with respect to the Preferred Shares, the Conversion Shares or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations. (f) “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities. (g) “Additional Required Registration Amount” means any Cutback Shares not previously included in the Initial Registration Statement or any Additional Registration Statement, all subject to adjustment as provided in Section 2(f), without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations. (h) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the 1933 Act. (i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non- essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day. (j) “Conversion Rate” shall have the meaning ascribed to such term in the Certificate of Designations. (k) “Conversion Amount” shall have the meaning ascribed to such term in the Certificate of Designations.

3 (l) “Cutback Shares” means any of the Initial Required Registration Amount or the Additional Required Registration Amount(s) of Registrable Securities not included in the Initial Registration Statement or all Additional Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. The number of Cutback Shares shall be allocated pro rata among the Investors with each Investor entitled to elect the portion of its Conversion Shares that are to be considered Cutback Shares. (m) “effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby. (n) “Effective Date” means the Initial Effective Date and the Additional Effective Date(s), as applicable. (o) “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline(s), as applicable. (p) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American, The NASDAQ Capital Market or The NASDAQ Global Market. (q) “Filing Date” means the Initial Filing Date and the Additional Filing Date(s), as applicable. (r) “Filing Deadline” means the Additional Filing Deadline(s), as applicable. (s) “Initial Effective Date” means the date that the Initial Registration Statement is declared effective by the SEC. (t) “Initial Effectiveness Deadline” means the date which is the earlier of (i) the date that is ninety (90) days after the Closing and (ii) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business. (u) “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC. (v) “Initial Registrable Securities” means (i) the Conversion Shares issued or issuable pursuant to the terms of the Certificate of Designations and (ii) any shares of Common Stock of the Company issued or issuable with respect to the Preferred Shares or the Conversion Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case, without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations.

4 (w) “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial Registrable Securities. (x) “Initial Required Registration Amount” means 150% of the initial number of Conversion Shares issuable upon conversion of the Preferred Shares, including the PIK Shares (assuming for purposes hereof that (x) the Preferred Shares are convertible at the Conversion Rate and (y) dividends on the Preferred Shares are paid in the form of PIK Shares for a period of five (5) years after the Closing, and without taking into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations) pursuant to the terms of the Certificate of Designations, based on the Conversion Rate in effect as of the Initial Filing Date, subject to adjustment as provided in Section 2(f). (y) “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9. (z) “Person” means an individual, a limited liability company, a partnership (limited or general), a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof. (aa) “Principal Market” means The NASDAQ Global Select Market. (bb) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC. (cc) “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities, as applicable. (dd) “Registration Statement” means the Initial Registration Statement and the Additional Registration Statement(s), as applicable. (ee) “Required Holders” means the holders of at least a majority of the Registrable Securities. (ff) “Required Registration Amount” means the Initial Required Registration Amount and the Additional Registration Amount(s), as applicable. (gg) “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis. (hh) “SEC” means the United States Securities and Exchange Commission.

5 (ii) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal national securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time). 2. Registration. (a) Initial Mandatory Registration. The Company shall prepare and file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or not advisable under SEC rules or guidance) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A (it being understood that the Company may include in such section any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations). The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the Initial Registration Statement. (b) Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the applicable Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). To the extent the staff of the SEC does not permit the applicable Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file, by no later than the applicable Additional Filing Deadline, Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the applicable Additional Required Registration Amount determined as of the date such Additional

6 Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders or if not permitted under SEC regulations or not advisable under SEC rules or guidance) the “Plan of Distribution” section in substantially the form attached hereto as Exhibit A (it being understood that the Company may include in such sections any such additional information not otherwise contained therein that is required to be included in such sections under SEC regulations).The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Additional Effectiveness Deadline. By 9:30 a.m. New York time on the second (2nd) Business Day following each Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Additional Registration Statement. (c) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number or amount of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number or amount of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders. (d) Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Olshan Frome Wolosky LLP or such other counsel that is designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement. (e) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) use its reasonable best efforts to register the Registrable Securities on Form S-3 as soon as such form is available, to the extent of such availability, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. (f) Sufficient Number of Shares Registered. In the event the number of securities available under a Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover the Required Registration Amount of Registrable Securities required to be

7 covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend or supplement the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than twenty (20) days after the necessity therefor arises. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of securities available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of securities available for resale under such Registration Statement is less than the Required Registration Amount, as applicable. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations and such calculation shall assume that the Preferred Shares, including the PIK Shares, are then convertible in full into shares of Common Stock at the then prevailing Conversion Rate and that dividends on the Preferred Shares are paid in the form of PIK Shares for a period of five (5) years after the Closing, without taking into account any limitations on the conversion of the Preferred Stock set forth in the Certificate of Designations; provided, that actual redemptions of the Preferred Shares shall reduce the calculation set forth in the foregoing sentence by the amount of the Preferred Shares redeemed on an as-converted basis. (g) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) after the Initial Effectiveness Deadline, the Initial Registration Statement when declared effective fails to register the Initial Required Registration Amount of Initial Registrable Securities (a “Registration Failure”), (ii) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”), (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(o)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock on an Eligible Market) (a “Maintenance Failure”) or (iv) at any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Registrable Securities, if a Registration Statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (x) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, as partial relief for the damages to any holder by reason of any such

8 delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall be the sole monetary remedy but shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate Conversion Amount of such Investor’s Preferred Shares outstanding as of the applicable Registration Delay Payment Date, on each of the following dates (each such date, a “Registration Delay Payment Date”): (i) on the three-month anniversary after the date of a Registration Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Registration Failure is cured, (ii) on the three-month anniversary after the date of a Filing Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Filing Failure is cured; (iii) on the three-month anniversary after the date of an Effectiveness Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Effectiveness Failure is cured; (iv) on the three-month anniversary after the initial date of a Maintenance Failure and every three- month anniversary thereafter (prorated for periods totaling less than three months) until such Maintenance Failure is cured and (v) on the three-month anniversary after the date of a Public Information Failure and every three-month anniversary thereafter (prorated for periods totaling less than three months) until such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(h) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, in no event shall the aggregate amount of Registration Delay Payments payable by the Company to an Investor pursuant to this Section 2(g) exceed (i) in any three-month period, two percent (2.0%) of the Conversion Amount outstanding as of the applicable Registration Delay Payment Date, of, or, corresponding to, such Investor’s Registrable Securities included, or required to be included, in the applicable Registration Statement and (ii) in total in any twelve-month period, eight percent (8.0%) of the Conversion Amount outstanding as of the applicable Registration Delay Payment Date, of, or, corresponding to, such Investor’s Registrable Securities included, or required to be included, in the applicable Registration Statement. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by the Company to comply with its obligations under this Section 2 will result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors may obtain such relief as may be required to specifically enforce the Company’s obligations under this Section 2. 3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(e), 2(f) or 2(g), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

9 (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is promptly sought) and advice of counsel to the Company, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective. (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall incorporate such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement. (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its initial filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar

10 or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects in writing. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, in each case, which copies may be provided in electronic form. The Company and Legal Counsel shall reasonably cooperate in performing their respective obligations pursuant to this Section 3. (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, a reasonable number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor, in each case which copies may be provided in electronic form. Notwithstanding the foregoing, the Company shall not be obligated to furnish any of the foregoing to the Investors to the extent any of them are filed, furnished or otherwise made publicly available on the Company’s website or the SEC’s EDGAR (or any similar) electronic filing system. (e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the

11 registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose. (f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, but in any event within one (1) Trading Day of becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a reasonable number of copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the second (2nd) Trading Day any post- effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. (g) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. (h) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

12 (i) The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities consisting of shares of Common Stock covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of such Registrable Securities on the Principal Market or (iii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i). (j) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request, subject to applicable law. (k) If requested by an Investor, the Company shall as soon as practicable but subject to the timing requirements set out elsewhere in this Agreement with regard to the filing of any prospectus supplement or post-effective amendment, as applicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities. (l) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities. (m) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder. (n) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC. (o) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the

13 Board of Directors of the Company after consultation with its counsel, in the best interest of the Company and would be required to be disclosed in any Registration Statement so that such Registration Statement would not be materially misleading (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive Trading Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) Trading Days, and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). During the term of any Grace Period, the Company after consultation with its counsel may (i) defer any registration of Registrable Securities and have the right not to file and not to cause the effectiveness of any registration statement covering any Registrable Securities, (ii) suspend the use of any prospectus and Registration Statement covering any Registrable Securities and (iii) require the Investors holding Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a Registration Statement. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall use reasonable best efforts to cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled, subject to applicable law. (p) Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market without the prior written consent of such Investor and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the Registration Statement; provided, further, that in such circumstances, such Investor shall be given the option to be excluded from such Registration Statement and not be identified as an underwriter therein, and in the event that the Investor does not exercise that option, the Investor shall provide prior written consent to be identified as an underwriter. (q) Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

14 4. Obligations of the Investors. (a) At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish in a timely manner to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. (b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement. (c) During such time as any Investor may be engaged in a distribution of the Registrable Securities, such Investor will comply with all laws applicable to such distribution, including Regulation M promulgated under the 1934 Act, and, to the extent required by such laws, will, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable Registration Statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Investor, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree. (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled, subject to applicable law.

15 (e) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement. 5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement, not to exceed $35,000 for each such registration, filing or qualification. 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement: (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). For the avoidance of doubt, the indemnification set forth in this Section 6 is intended to apply, and shall apply, to direct claims asserted by any Buyer against the

16 Company as well as any third party claims asserted by an Indemnitee (other than a Buyer) against the Company. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to a Claim by an Indemnified Person to the extent caused solely by its own gross negligence or willful misconduct; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and, except in the case of a direct claim against the indemnifying party, the indemnifying party shall

17 have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. For the avoidance of doubt, the provisions of this Section 6(c) shall not apply to direct claims between the Company and a Buyer. (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

18 7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. 8. Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the SEC in a timely manner all reports and other documents required of the Company under Sections 13(a) or 15(d) of the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration. Notwithstanding the foregoing, the Company shall not be obligated to send or deliver any of the foregoing to the Investors to the extent any of them are filed, furnished or otherwise made publicly available on the Company’s website or the SEC’s EDGAR (or any similar) electronic filing system. 9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under

19 the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein by delivering to the Company a duly executed joinder agreement in a form reasonably satisfactory to the Company; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. 10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement. 11. Miscellaneous. (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities. (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile or electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be: If to the Company: Lifecore Biomedical, Inc. 3515 Lyman Boulevard Chaska, Minnesota 55318 Telephone: (952) 368-4300 Attention: John D. Morberg Email: John.Morberg@lifecore.com with a copy (for informational purposes only) to: Latham & Watkins LLP

20 650 Town Center Drive, 20th Floor Costa Mesa, CA Telephone: (714) 755-8050 Attention: Darren J. Guttenberg, Esq. Email: Darren.Guttenberg@lw.com If to Legal Counsel (or the contact information to be provided for any other Legal Counsel that is designated by the Required Holders pursuant to Section 2(d)): Olshan Frome Wolosky LLP 1325 Avenue of the Americas New York, NY 10019 Telephone: (212) 451-2206; (212) 451-2230 Attention: Elizabeth Gonzalez-Sussman, Esq.; Michael R. Neidell, Esq. Email: EGonzalez@olshanlaw.com; MNeidell@olshanlaw.com If to a Buyer, to its address, facsimile number and/or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number or e-mail address or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices

21 to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. (e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). (f) This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. (g) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. (i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

22 (k) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Preferred Shares then held by the Investors have been converted for Registrable Securities without regard to any limitations on the issuance of Common Stock pursuant to the terms of the Certificate of Designations. (l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. (m) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. (n) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. * * * * * * [Signature Page Follows]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above. COMPANY: LIFECORE BIOMEDICAL, INC. By: /s/ James. G. Hall Name: James. G. Hall Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement] LEGION PARTNERS, L.P. I By: Legion Partners Asset Management, LLC Investment Advisor By: /s/ Christopher S. Kiper Name: Christopher S. Kiper Title: Managing Director LEGION PARTNERS, L.P. II By: Legion Partners Asset Management, LLC Investment Advisor By: /s/ Christopher S. Kiper Name: Christopher S. Kiper Title: Managing Director

[Signature Page to Registration Rights Agreement] 22NW FUND, LP By: /s/ Aron English Name: Aron English Title: President

[Signature Page to Registration Rights Agreement] WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. By: Wynnefield Capital Management, LLC, its General Partner By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I By: Wynnefield Capital Management, LLC, its General Partner By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND LTD By: Wynnefield Capital, Inc., its Investment Manager By: /s/ Nelson Obus Name: Nelson Obus Title: Co-Managing Member

[Signature Page to Registration Rights Agreement] CSC PARTNERS FUND LP By: /s/ Jeffrey Bronchick Name: Jeffrey Bronchick Title: Principal, Portfolio Manager COVE STREET CAPITAL SMALL CAP VALUE FUND, A SERIES MANAGED PORTFOLIO SERIES By: Cove Street Capital, LLC, its Investment Advisor By: /s/ Jeffrey Bronchick Name: Jeffrey Bronchick Title: Principal, Portfolio Manager

[Signature Page to Registration Rights Agreement] Anil Shrivastava 325 Capital LLC Managing Partner For 325 CAPITAL MASTER FUND By: /s/ Anil Shrivastava Anil Shrivastava 325 Capital LLC Managing Partner For GOTHIC ERP 649947 (USD) By: /s/ Anil Shrivastava Anil Shrivastava 325 Capital LLC Managing Partner For GOTHIC CORP 649429 (USD) By: /s/ Anil Shrivastava Anil Shrivastava 325 Capital LLC Managing Partner For GOTHIC JBD LLC 650324 (USD) By: /s/ Anil Shrivastava Anil Shrivastava 325 Capital LLC Managing Partner For GOTHIC HSP CORP 649359 (USD) By: /s/ Anil Shrivastava

Annex A Schedule of Buyers  Legion Partners, L.P. I  Legion Partners, L.P. II  22NW Fund, LP  Wynnefield Partners Small Cap Value, L.P.  Wynnefield Partners Small Cap Value, L.P. I  Wynnefield Small Cap Value Offshore Fund Ltd  CSC PARTNERS FUND LP  Cove Street Capital Small Cap Value Fund, a series Managed Portfolio Series  325 Capital Master Fund  Gothic ERP 649947 (USD)  Gothic Corp 649429 (USD)  Gothic JBD LLC 650324 (USD)  Gothic HSP Corp 649359 (USD)

Exhibit A Plan of Distribution The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein: – ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; – block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction; – purchases by a broker-dealer as principal and resale by the broker-dealer for its account; – an exchange distribution in accordance with the rules of the applicable exchange; – privately negotiated transactions; – short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the U.S. Securities and Exchange Commission; – through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; – broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; – a combination of any such methods of sale; and – any other method permitted by applicable law. The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus. In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule. The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus. In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with. If the selling stockholders want to sell their shares of our common stock under this prospectus in the United States, the selling stockholders will also need to comply with state securities laws, also known as “Blue Sky laws,” with regard to secondary sales. All states offer a variety of exemption from registration for secondary sales. Many states, for example, have an exemption for secondary trading of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or for securities of issuers that publish continuous disclosure of financial and non-financial information in a recognized securities manual, such as Standard & Poor’s. The broker for the selling stockholders will be able to advise the selling stockholders in which states shares of our common stock are exempt from registration for secondary sales. Any person who purchases shares of our common stock from the selling stockholders offered by this prospectus who then wants to sell such shares will also have to comply with Blue Sky laws regarding secondary sales. We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. We have agreed with the selling stockholders to use reasonable best efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.